Exhibit 10.25

DISBURSING AGREEMENT

THIS DISBURSING AGREEMENT (this “Agreement”) is made and entered into as of March 28, 2007, by and among OTTER TAIL AG ENTERPRISES, LLC, a Minnesota limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality (the “Lender”), MMCDC NEW MARKETS FUND II, LLC, a Delaware limited liability company (the “CDC”), U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00 Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG Enterprises, LLC Ethanol Plant Project) Series 2007 (the “Trustee”), and OTTER TAIL COUNTY, MINNESOTA, a political subdivision of the State of Minnesota (the “County”), and FIRST MINNESOTA TITLE & ABSTRACT, LLC, a Minnesota limited liability company (the “Disbursing Agent” and “Title Company”). The parties hereto are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

In consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1 Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in that certain Master Loan Agreement dated as of March 28, 2007, by and between the Borrower and the Lender (as the same may be supplemented, amended, restated or modified from time to time, the “AgStar Loan Agreement”). The following terms, when used in this Agreement with initial capital letters shall have the following meanings unless the context hereof clearly requires otherwise:

Abatement Bonds means the general obligation bonds to be issued by the County to provide $5,000,000.00 for Equipment Costs, and such additional amounts as may be necessary for reserves, capitalized interest and issuance costs.

Abatement Bond Proceeds means the proceeds of the Abatement Bonds available for the payment of Equipment Costs.

Advance means a disbursement to or for the benefit of the Borrower pursuant to Article II of this Agreement.

Agreement means this Disbursing Agreement and any amendments, supplements, extensions or modifications hereto.

AgStar Closing Date means the Closing Date defined as such in the AgStar Loan Agreement.

AgStar Note means the Construction Note evidencing the Construction Loan being made thereunder.

Bond Documents means the Bond Documents as defined in the ICA.

Bonds means the Abatement Bonds and the Solid Waste Facility Bonds.

Bond Proceeds means the Abatement Bonds Proceeds and the Solid Waste Facility Bond Proceeds available for the payment of Equipment Costs.

Borrower’s Equity means funds equal to the greater of (i) 35.4% of Project Costs, or (ii) $44,600,000.00 (the “Initial Borrower’s Equity”), plus any additional funds as estimated or determined by Lender or CDC to be necessary to fully pay Eligible Project Costs required to complete the construction of the Project in accordance with the approved Plans and Specifications.

CDC means MMCDC New Markets Fund II, LLC, a Delaware limited liability company.

CDC Closing Date means the date of closing of the CDC Loan Agreement.

CDC Loan means the Construction Loan defined as such in the CDC Loan Agreement.

CDC Loan Agreement means that certain Construction and Term Loan Agreement dated as of March 30, 2007 by and between Borrower and CDC.

CDC Loan Documents means the Loan Documents defined as such in the CDC Loan Agreement.

CDC Notes means and includes, collectively, the Notes defined as such in the CDC Loan Agreement.

Construction Contract(s) means and includes, collectively, the Construction Contracts defined as such in the AgStar Loan Agreement.

Contractors means and includes, collectively, the Contractors defined as such in the AgStar Loan Agreement.

County means Otter Tail County, a political subdivision of the State of Minnesota.

Disbursing Account means a deposit account established by the Disbursing Agent with Security State Bank, Fergus Falls, Minnesota for purposes of making all Advances under this Agreement.

Disbursing Agent means First Minnesota Title & Abstract, LLC, a Minnesota limited liability company, its successors and assigns.

Draw Request means a request for an Advance submitted by the Borrower to the Lender, CDC, and the Disbursing Agent in accordance with the terms and conditions of this Agreement.

Eligible Project Costs means all Project Costs that are not Equipment Costs.

Equipment Costs means all Equipment Costs as defined in the Lease Agreement for which the Solid Waste Facility Bond Proceeds, and, to the extent, if any, provided in the Lease, Abatement Bond Proceeds are being provided to Borrower.

Event of Default means and includes: (i) any event defined as such in any of  the AgStar Loan Documents; (ii) any event defined as such in any of the CDC Loan Documents; and (iii) any failure of Borrower to perform or observe any term, covenant or agreement contained in this Agreement.

ICA means that certain Intercreditor Agreement dated as of March 28, 2007 by and among the Lender, CDC, the County, and U.S. Bank National Association as trustee for the holders of the Solid Waste Facility Bonds.

Indebtedness means the principal of, interest on, and all other amounts, payments, and premiums due under the AgStar Loan Agreement, CDC Loan Agreement or secured by the AgStar Loan Documents, the CDC Loan Documents, or otherwise.

Inspecting Engineer means BBI, Inc., a Colorado corporation, and its successors and permitted assigns.

Lease Agreement means that certain Lease Agreement to be entered into by and between the County and the Borrower, pursuant to which the Solid Waste Facility Bond Proceeds and, to the extent provided therein, Abatement Bond Proceeds are being disbursed to the Borrower for Equipment Costs.

Legal Requirements means: (a) any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates, or ordinances of any Governmental Authority in any way applicable to the Borrower, or the Real Property, including the ownership, use, occupancy, possession, operation, maintenance, alteration, repair, or reconstruction thereof; (b) any and all Leases; and (c) any and all leases and other contracts (written or oral) of any nature that relate, in any way, to the Project and to which the Borrower may be bound, including without limitation any contract pursuant to which the Borrower is granted a possessory interest in the Real Property or the Project.

Lender means AgStar Financial Services, PCA, and its successors and assigns.

Lender’s Advances means a disbursement of Construction Loan proceeds made by the Lender against the AgStar Note, prior to the Conversion Date, in accordance with the terms and conditions of the AgStar Loan Agreement and this Disbursing Agreement.

Mortgages means and includes collectively, the Mortgage defined as such in the AgStar Loan Agreement and the Mortgage defined as such in the CDC Loan Agreement.

Notes means and includes, collectively, the AgStar Note and CDC Notes.

Plans and Specifications means the final plans and specifications for the construction of the Project, to be prepared by the Prime Contractor, and approved by the Lender and CDC, and all amendments and modifications and supplements thereof approved by Lender and CDC.

Prime Contractor means Harris Mechanical Contracting Company, a Minnesota corporation, and its successors and permitted assigns.

Project means and includes, collectively, the Project defined as such in the AgStar Loan Agreement.

Project Sources and Uses Statement means the Project Sources and Uses Statement as defined in the AgStar Loan Agreement.

Solid Waste Facility Bonds means the $20,000,000.00 Otter Tail County, Minnesota Subordinate Exempt Facility Revenue Bonds (Otter Tail Ag Enterprises, LLC Ethanol Plant Project) Series 2007, to be issued under the Trust Indenture.

Solid Waste Facility Bond Proceeds means those certain funds to become available to the Borrower for payment or reimbursement of Equipment Costs pursuant to the Lease Agreement and the Trust Indenture.

Subordinated Debt means the following Debt: (i) the Solid Waste Facility Bonds; and (ii) the Abatement Bonds.

Tax Credit Funds means those certain funds in the aggregate principal amount of $19,175,000.00, which are to be provided by CDC to the Borrower pursuant to the CDC Loan Agreement.

Title Company means First Minnesota Title & Abstract, LLC, a Minnesota limited liability company, its successors and assigns.

Title Insurance means a mortgagee’s title insurance binder or a title insurance policy, in form and substance reasonably satisfactory to Lender and CDC and containing no exceptions (printed or otherwise) which are unacceptable to Lender or CDC, issued by the Title Company, in an amount not less than in the face amount of the Notes, insuring that Lender and CDC have a shared first and prior lien on the Real Property and containing such endorsements as Lender or CDC may reasonably require.

Trust Indenture means that certain Trust Indenture to be entered into by and between Otter Tail County, Minnesota and U.S. Bank National Association, providing for the issuance of the Solid Waste Facility Bonds.

ARTICLE II.

Disbursement

Section 2.1 Disbursing Account.

a.                                       Disbursing Agent shall establish the Disbursing Account for purposes of making all Advances under this Agreement. Borrower’s Equity, Bond Proceeds designated for disbursement hereunder rather than the Lease, the Tax Credit Funds, and the proceeds of the Construction Loan shall be deposited in the Disbursing Account on the terms and conditions set forth herein to be disbursed by Disbursing Agent to or on behalf of the Borrower in payment or reimbursement of Eligible Project Costs and Equipment Costs in accordance with this Agreement, except that (i) monies expended by Borrower to cover Eligible Project Costs and Equipment Costs incurred and paid prior to the Closing Date; and (ii) that portion of Eligible Project Costs and Equipment Costs attributable to office expenses, operating costs, organizational costs, financing costs, payroll, payroll taxes, utilities, rolling stock, and other administrative and overhead expenses need not be deposited into the Disbursing Account. The deposit of the proceeds of the AgStar Note in the Disbursing Account shall constitute payment by the Lender to the Borrower of AgStar Loan proceeds under the AgStar Note. The deposit of the proceeds of the CDC Notes in the Disbursing Account shall constitute payment by CDC to the Borrower of the proceeds of the CDC Loan under the CDC Notes:

b.                                      Order of disbursements:

(i)                                     Subject to the terms and conditions hereof, the Disbursing Agent shall disburse all funds deposited in the Disbursing Account, whether of Borrower’s Equity, Tax Credit Funds or Lender’s Advances, for Eligible Project Costs in the following order:

(1)                                  Borrower’s Equity, until exhausted;

(2)                                  Tax Credit Funds, until exhausted; and

(3)                                  once Borrower’s Equity and the Tax Credit Funds have been exhausted, the Lender’s Advances alone shall be disbursed.

(ii)                                  Subject to the terms and conditions hereof, concurrent with the disbursements made under Section 2.1(b)(i), the Disbursing Agent shall disburse all Bond Proceeds deposited in the Disbursing Account for Equipment Costs.

c.                                       Any balance remaining in the Disbursing Account on the Completion Date after the payment of Eligible Project Costs shall be disbursed by the Disbursing Agent to the Lender and CDC. All proceeds of the AgStar Loan and the CDC Loan shall be returned to Lender and CDC in that proportion which the unpaid principal amount of, and accrued interest then due and owing on the AgStar Loan, on the date of such disbursement, bears to the unpaid principal amount of and accrued interest then due and owing on the CDC Loan on the date of such disbursement and shall be used by Lender to prepay the AgStar Note in accordance with the terms of the AgStar Note and by CDC to prepay the CDC Loan in accordance with the terms of the CDC Notes, which prepayment of principal shall be exempt from prepayment premium or penalty; provided that any such prepayment to CDC shall be subject to CDC’s prior written approval and at CDC’s direction instead of prepayment such funds shall be disbursed to Borrower for use in connection with the Project as approved by CDC.

d.                                      If as a result of the occurrence of an Event of Default the Lender or CDC declares the unpaid principal balance and accrued interest on the AgStar Note or CDC Notes immediately due and payable, the Disbursing Agent may disburse to Lender and CDC pursuant to the terms and conditions of the ICA and Lender and CDC may apply all funds then on hand in the Disbursing Account to the immediate payment of the Notes. Any such application shall reduce and discharge the amount then due and payable on the Notes, and the Lender and CDC shall promptly notify the Borrower of the amount so applied.

e.                                       The Disbursing Agent shall maintain adequate records pertaining to Advances disbursed by it and shall file an accounting thereof with the Lender, CDC, the Trustee, the County, and the Borrower upon the liquidation and termination of the Disbursing Account. Disbursing Agent shall provide Borrower with monthly statements pertaining to the activity in the Disbursing Account in order that Borrower may confirm the accuracy of the Disbursing Agent’s records.

Section 2.2 Disbursements from the Disbursing Account. Disbursements from the Disbursing Account are conditioned upon the approval of the Lender, CDC, and the Trustee which is conditioned, in turn, upon the satisfaction of the terms and conditions contained in the AgStar Loan Agreement, the CDC Loan Agreement, the Lease Agreement, and this Section 2.2, except for those costs and expenses of the Borrower to Lender set form in Section 7.04 of the AgStar Loan Agreement and of the Borrower to CDC pursuant to Section 7.04 of the CDC Loan Agreement.

a.                                       No disbursement shall be made from the Disbursing Account by the Disbursing Agent until the Lender and CDC (i) receive satisfactory evidence that the Bonds have been issued and that the Bond Proceeds are available for the payment of Equipment Costs, and (ii) receive Title Insurance issued by the Title Company:

(1)                                  showing that marketable fee title to the Real Property is in the Borrower, subject only to the Mortgages and other encumbrances specifically allowed in the Mortgages;

(2)                                  reflecting the recording of the Mortgages;

(3)                                  insuring the Mortgages to be a shared first lien on the Real Property subject only to the ICA and encumbrances approved by Lender and CDC;

(4)                                  naming the Lender as the insured to the extent of its Loans and naming CDC as the insured to the extent of the CDC Loan; and

(5)                                  containing only such other matters as are acceptable to the Lender and CDC.

b.                                      To obtain draws from the Disbursing Account, whether from Borrower’s Equity, Bond Proceeds, the Tax Credit Funds or Lender’s Advances, the Borrower shall submit to the Disbursing Agent, Lender, and CDC, written Draw Requests and Project Cost certifications in form and substance satisfactory to the Lender, CDC, the Trustee, and the Title Company:

(1)                                  specifying the uses to which the proceeds of the draw will be put;

(2)                                  certifying such amounts to be currently payable (excluding withholdings) for costs constituting Eligible Project Costs; which costs are identified on the Eligible Project Costs statement and with respect to which no prior Draw Request has been made;

(3)                                  certifying such amounts to be currently payable (excluding withholdings) for costs constituting Equipment Costs, which costs are identified on the Equipment Costs statement and with respect to which no prior Draw Request has been made;

(4)                                  stating that no Event of Default has occurred and is then continuing under the terms of the AgStar Loan Agreement, CDC Loan Agreement, Notes, Mortgages or any of the AgStar Loan Documents, CDC Loan Documents, or Bond Documents. Each Draw Request (other than a request relating to payment of interest on the Notes or the costs of issuance of the Notes) shall be accompanied by certifications of the Borrower, and, if requested by Lender or CDC, the Prime Contractor or other Contractor and/or the Inspecting Engineer, to the effect that:

(i)                                     The construction work to be paid for has been completed in a workmanlike manner in accordance with the Plans and Specifications;

(ii)                                  Materials are in place or are being stored on the Real Property or in secure off-site storage facilities permitted by a Construction Contract and work has been completed on the Project, which materials and work have, in the aggregate, a value equal to the total of: (a) the amount which has been disbursed in connection with earlier Draw Requests; and (b) the amount which is to be disbursed with the requested Advance; and

(iii)                            The funds remaining undisbursed in the Disbursing Account or available to Borrower pursuant to the Notes or the terms of any Subordinated Debt or other loan agreement are sufficient to fully complete the Project in accordance with the Plans and Specifications and the Project Sources and Uses Statement.

c.                                       So long as at least one-half of any Draw Request made under this Article II will be funded by CDC, CDC will in its sole discretion make all determinations to consent to or refuse the requested Advance.

So long as at least one-half of any Draw Request made under this Article II will be funded by Borrower’s Equity, Bond Proceeds, and/or Lender’s Advances, Lender will in its sole discretion make all determinations to consent to or refuse the requested Advance.

Within three (3) business days of receipt of a Draw Request and certifications as are specified in Section 2.2(b), the Lender or CDC shall notify the Borrower of its consent to or refusal of the requested Advance, and if Lender or CDC have consented to the requested Advance, shall, thereafter: (i) credit the Disbursing Account with sufficient immediately available funds to pay such Draw Request in full, less applicable retainages and less amounts to be funded from Bond Proceeds, and wire transfer said amount to the Disbursing Account for disbursement, and (ii) notify the Trustee of the approval of a certified Draw Request for Equipment Costs. So long as such any portion of a Draw Request is to be funded by Bond Proceeds, the Trustee shall transfer by wire transfer to the Disbursing Account for disbursement an amount equal the requested Equipment Cost amount within two (2) business days of the submission of the associated Draw Request and certifications. So long as such Draw Requests are to be funded by Borrower’s Equity, the Borrower shall transfer by wire transfer to the Disbursing Account for disbursement an amount equal to each Draw Request within two (2) business days of the submission of its Draw Request to the Disbursing Agent. The Disbursing Agent shall disburse funds to the parties identified in the Draw Request pursuant to the terms of the Lender’s or CDC’s consent of the Draw Request. The Parties assume no liability for the accuracy of any certifications presented to it nor for any request for any Advance by the Borrower in violation hereof or of any AgStar Loan Document, CDC Loan Document or Bond Document. The Lender or CDC may retain five percent (5%) from each Advance made pursuant to a Draw Request up to the point when fifty percent (50%) of the work performed by Prime Contractor or any other Contractor has been completed. All amounts retained by the Lender and by CDC shall be advanced upon completion of the Project in accordance with the Construction Contract with the Prime Contractor and other Contractors. Notwithstanding anything to the contrary set forth herein, in the event that the Tax Credit Funds have not been or are not anticipated to be fully advanced to Borrower by February 7, 2008 (the “Cut Off Date” as defined in the CDC Loan Agreement), CDC may direct the disbursement of the balance of such funds to an additional Disbursing

Account which shall be in the name of Borrower, which account shall be pledged to CDC pursuant to a bank account pledge agreement and shall be subject to a pledged account control agreement in favor of CDC in form and substance satisfactory to CDC in its sole discretion in accordance with Section 2.06 of the CDC Loan Agreement. No funds may be withdrawn from said account without the prior written approval of CDC (which must countersign all checks drawn on said account) and Lender, to the extent required, in accordance with this Agreement.

d.                                      The Disbursing Agent shall disburse all funds from the Disbursing Account in accordance with this Agreement to the Contractor which is entitled thereto, as set forth in the Draw Request. Each such Draw Request shall include a statement sworn to by the Borrower, listing the names, addresses, and telephone numbers, the work, labor, and/or materials to be supplied by, and the total estimated amounts to be paid to the Prime Contractor and subcontractor, with respect to the Project. Disbursing Agent shall receive a general lien waiver from all Contractors, including the Prime Contractor, other Contractors covering all Advances made hereunder and an express lien waiver from each supplier and subcontractor having a contract with any Contractor with respect to the Project in excess of Twenty-five Thousand ($25,000.00) dollars through the date of the immediately preceding Advance to it hereunder, except for the final Advance, which shall be paid only upon receipt of all lien waivers from Prime Contractor and other Contractors and their subcontractors and suppliers; provided, however, that if the Disbursing Agent shall, in its opinion, be unable to perform its obligations hereunder, the Disbursing Agent shall have the right to refuse to disburse the funds advanced to it. The Disbursing Agent shall not disburse any Advance hereunder if there have been any changes in the status of title as set forth in the Title Insurance which have not been consented to in writing by the Lender and CDC, which consent shall not be unreasonably withheld. If any such change has not been so consented to, the Borrower shall promptly and at its sole cost and expense restore the status of title to that reflected in the Title Insurance. The Title Company shall, in any event, promptly notify the Lender and CDC of any change in the status of title to the Real Property or the Project. To the extent any change in title is insured against by the Title Company, the Borrower shall take all actions necessary to restore the status of title to that reflected in the Title Insurance.

e.                                       The Draw Requests, mechanics’ lien waivers, certificates, and any and all other instruments or documents required to be delivered in connection with an Advance shall be in form and substance reasonably satisfactory to the Lender and CDC.

f.                                         The Lender and CDC shall not disburse any Advance hereunder unless the Title Company shall insure the Lender and CDC against claims for mechanics’ liens against the Project.

g.                                      All Advances made out of the Disbursing Account shall be used exclusively for the Eligible Project Costs and the Disbursing Agent shall not disburse any

Advance for Equipment Costs until the Borrower delivers the certifications required under Section 2.2(b).

Section 2.3 Conditions to Initial Advance. Neither Lender nor CDC shall be obligated to consent to the initial Advance to the Borrower unless and until:

a.                                       Lender and CDC have received: (1) copies of the Plans and Specifications and all Construction Contracts executed to date; (2) a certificate from the Prime Contractor stating that the Plans and Specifications have been approved by the Prime Contractor and satisfactorily provide for the construction of the Project; (3) except as otherwise permitted or contemplated by the AgStar Loan Agreement, copies of all authorizations and permits which are presently procurable and required by any Legal Requirement for the construction and proposed use of the Project; (4) an original current survey of the Property showing the perimeter of the Real Property by courses and distances, all easements and rights-of-way, the line of the streets abutting the Real Property and the width thereof, any encroachments and the extent thereof in feet and inches, the relation of the proposed Project by distances to the perimeter of the Real Property and the proposed Project lines, all acceptable to the Lender and CDC to modify the “area, boundaries, and encroachments” exception to the maximum extent permissible by law; and (5) copies of the policies of insurance required by the AgStar Loan Documents and the CDC Loan Documents accompanied by evidence by the payment of the premiums therefor, or a Certificate of Insurance executed by the insurer or its authorized agent.

b.                                      The AgStar Loan Documents and CDC Loan Documents have been duly authorized, executed, and recorded or filed in accordance with applicable Legal Requirements and original counterparts thereof delivered to Lender and CDC, as applicable.

c.                                       The Title Company has issued the commitment for Title Insurance.

d.                                      Borrower, and, if requested by Lender or CDC, the Prime Contractor and Inspecting Engineer, have executed, or caused to be executed, and delivered to Lender and CDC a Draw Request in form and substance acceptable to Lender and CDC certifying in acceptable detail the expenditures made or expenses incurred by the Borrower of the type described in Section 2.2 of this Agreement, with such supporting data as Lender or CDC may require, and that the amount requested represents sums actually spent or indebtedness actually incurred.

e.                                       The Borrower pays to Lender and CDC, or any other person or party entitled thereto, all fees and costs then due and payable with reference to this Agreement and the subject hereof, including any commitment or origination fee to be paid to the Lender as provided in the AgStar Loan Agreement or fee letter, and commitment or origination fee to be paid to CDC as provided in the CDC Loan Agreement or fee letter.

f.                                         A Sworn Construction Statement has been prepared and executed by the Prime Contractor and other Contractors and delivered to the Lender and CDC accompanied by executed lien waivers and any other documents required by the Title Company for all Eligible Project Costs paid by Borrower prior to the AgStar Closing Date and/or the CDC Closing Date.

g.                                      A copy of the building permit issued by the appropriate governmental entity for the Project has been delivered to the Lender and CDC.

h.             Borrower has deposited with the Disbursing Agent the Borrower’s Equity pursuant to Section 2.1 of this Agreement.

Section 2.4 Conditions to Subsequent Advances. Neither the Lender nor CDC shall be obligated to consent to subsequent Advances unless and until:

a.                                       The Borrower shall have complied with all conditions precedent for Advances set forth in the AgStar Loan Documents, the CDC Loan Documents and/or the Bond Documents.

b.                                      The Borrower and, if requested by Lender or CDC, the Prime Contractor and Inspecting Engineer, shall have executed, or caused to be executed, and delivered to Lender and CDC a Draw Request as described in Section 2.3(d) above and provided the data therein referred to.

c.                                       Lender and CDC shall have received: (1) an endorsement (if permitted or required by virtue of the form thereof) to the Title Insurance increasing the coverage thereof to the full amount of the sum advanced and reflecting no changes in the status of title or the Title Insurance since the previous Advance, or if such endorsement cannot be obtained or if the Title Insurance is a binder, an abstractor’s certificate or other evidence satisfactory to Lender and CDC from the Title Company reflecting that there have been no such changes in the status of title or the Title Insurance; (2) if requested by Lender or CDC, certificate from the Prime Contractor that, in its opinion, the construction of the Project theretofore performed has been in substantial accordance with the Plans and Specifications; (3) at the request of Lender or CDC, lien waivers or release from all contractors, subcontractors, laborers, and materialmen employed or furnishing materials in connection with the construction of the Project as specified in Section 2.2(d); and (4) such other certifications or evidence of cost and completion as Lender or CDC may request.

d.                                      All amounts deposited by the Borrower in the Disbursing Account from time to time, are disbursed for Eligible Project Costs and/or Equipment Costs pursuant to the terms and conditions of this Article II.

e.                                       In the case of Draw Requests to be funded by Tax Credit Funds, unless and until Borrower’s Equity has been fully disbursed.

f.                                         In the case of Draw Requests to be funded by Lender’s Advances, unless and until Borrower’s Equity and the Tax Credit Funds have been fully disbursed.

Section 2.5 Right to Withhold Consent to Advance. Notwithstanding anything to the contrary contained in or inferable from any of the above, no Party shall be required to consent to any Advance hereunder if, at the time of the requested Advance:

a.                                       Any Event of Default exists.

b.                                      A requested Advance made pursuant to a Draw Request, plus the sum of all previous Advances or other sums disbursed by Lender under the AgStar Loan Documents and by CDC under the CDC Loan Documents, exceed the face amount of the AgStar Note, the CDC Notes and the Bonds.

c.                                       In the good faith judgment of the Lender or CDC, the Project will not be completed in substantial accordance with the Plans and Specifications and the Legal Requirements and the other provisions of this Agreement, the CDC Loan Documents or the AgStar Loan Documents.

d.                                      In the good faith judgment of Lender or CDC, the sum of the unadvanced proceeds of the AgStar Loan and the CDC Loan plus other sums held in the Disbursing Account for Borrower, plus other funds available to pay the costs of constructing the Project are insufficient to complete the Project in substantial accordance with the Plans and Specifications, and this Agreement, the CDC Loan Documents or the AgStar Loan Documents, unless and until the Borrower has deposited additional funds into the Disbursing Account.

e.                                       The Project (or any portion thereof) is demolished or substantially destroyed or condemnation or similar type proceedings are commenced with reference thereto.

f.                                         Any change in the status of title to the Real Property or the Project has occurred subsequent to the date hereof without Lender’s and CDC’s prior written consent and which materially and adversely affects the Project or the priority of the Mortgages.

g.                                      Any event has occurred which has or could give rise to a lien claim having priority over the Mortgages, which is not insured against by the Title Company or otherwise permitted or contemplated by the Mortgages or the other AgStar Loan Documents, the CDC Loan Documents or the Bond Documents.

h.                                      An order or decree in any court of competent jurisdiction exists, which enjoins the construction of the Project or enjoins or prohibits the Borrower, the Lender, CDC, the Disbursing Agent or any of them from performing their respective obligations under this Agreement.

i.                                          Any material deviation exists in the work of construction from the Plans and Specifications without the prior written consent of Lender and CDC, which consent shall not be unreasonably withheld, or it appears to the Lender or CDC that there are material defects in the workmanship or materials used in the Project.

j.                                          Any encroachment exists which has occurred without the consent of Lender and CDC.

k.                                       The work of construction has ceased prior to completion of the Project for a continuous period of thirty (30) days, or more, for causes other than those beyond the control of the Borrower or consented to in writing by Lender and CDC.

Section 2.6 Conditions for Benefit of the Parties. All conditions precedent to a Party’s obligation to consent to Advances hereunder are imposed solely and exclusively for such Party’s benefit, or for the mutual benefit of the Party, where so indicated. No person or entity other than such Party shall have standing to require satisfaction of such conditions, or be entitled to assume that such Party will refuse to consent to Advances absent strict compliance therewith, and any or all of such conditions may be freely waived (in whole or in part) by such Party at any time or times.

ARTICLE III.

General Terms and Conditions

Section 3.1 Fees. All reasonable costs and expenses required to satisfy any provision of this Agreement, including without limitation documentary taxes and recording, brokerage, attorneys’, surveyors’, accountants’, engineers’ and inspectors’ fees and Title Insurance premiums shall be paid by the Borrower. Upon Borrower’s request, Lender and CDC shall provide to Borrower invoices for all costs and expenses to be reimbursed by Borrower under this Agreement. No portion of any such costs and expenses shall be, in any way and to any extent, credited against any portion of the Indebtedness.

Section 3.2  Instruments, Policies Proceedings, and Parties. All instruments and policies of insurance to be executed and/or delivered to Lender and/or CDC, and all proceedings to be taken in connection with this Agreement and/or the AgStar Loan, and/or the CDC Loan, and/or the Bond Documents provided for herein, and all persons or parties responsible in any way for the construction of the Project or any obligation to be performed hereunder, shall be subject to the acceptance of Lender and CDC as to form, substance, coverage, and identity, which acceptance shall not be unreasonably withheld, conditioned or delayed. Immediately upon request of Lender or CDC, the Borrower will execute, acknowledge, and deliver to Lender and CDC such further instruments and do such further acts as Lender or CDC may reasonably deem  necessary to carry out more effectively the purpose of this Agreement, or to subject to the liens and security interests of the AgStar Loan Documents or the CDC Loan Documents any property intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments, or appurtenances to the Project.

Section 3.3 Waiver. Any failure by any Party to insist, or election by a Party not to insist, upon the Borrower’s strict performance of any of the terms, provisions, or conditions of the AgStar Loan Documents, the CDC Loan Documents or the Bond Documents shall not be deemed to be a waiver of the same or of any other term, provision, or condition thereof, and each Party shall have the right at any time thereafter to insist upon strict performance by Borrower of any and all of the same. Specifically, no advance of any proceeds of the AgStar Loan, the CDC Loan, the Abatement Bonds or the Solid Waste Facility Bonds hereunder absent Borrower’s strict compliance with this Agreement shall, in any way, preclude any Party from thereafter declaring such failure to comply to be an Event of Default.

Section 3.4 Written Amendment or Waiver. This Agreement may not be amended, waived, discharged, or terminated except through a writing executed by the Party against whom enforcement of the amendment, waiver, discharge, or termination is sought.

Section 3.5 Applicable Law and Severability. This Agreement has been executed under and shall be construed and enforced in accordance with the laws of the State of Minnesota. This Agreement and all of the AgStar Loan Documents and the CDC Loan Documents are intended to be performed in accordance with, and to the extent permitted by, all applicable law. If any provision hereof or if any of the other AgStar Loan Documents, CDC Loan Documents, or Bond Documents, or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

Section 3.6 Exercise of Rights or Remedies. All rights, remedies, and recourse afforded the Parties hereto in the AgStar Loan Agreement, the CDC Loan Agreement, the First Supplement, the Notes, the Mortgages, the Lease Agreement, or otherwise available at law or in equity, including specifically those granted by the Uniform Commercial Code in effect in the State of Minnesota are incorporated herein by references and: (a) shall be deemed cumulative and concurrent; (b) may be pursued separately, successively, or concurrently against Borrower or anyone else obligated hereunder or against the Real Property or against any one or more party, at the sole discretion of each Party subject to the ICA; (c) may be exercised as often as the occasion therefore shall arise, it being understood by the Borrower that the exercise, failure to exercise or election not to exercise any of the same shall in no event be construed as a waiver of same or of any other right, remedy, or recourse available to any Party; and (d) are intended to be and shall be nonexclusive.

Section 3.7 Assignment. This Agreement shall be binding upon the Parties hereto and their respective successors, legal representatives, and assigns; provided, however, that the Borrower may not assign, transfer, or in any way hypothecate: (i) its interests in the AgStar Loan Documents or the Real Property (or any portion thereof) without Lender’s prior written consent (except as provided in the AgStar Loan Documents); or (ii) its interests in the CDC Loan Documents or the Real Property (or any portion thereof) without CDC’s prior written consent.

Section 3.8 Notices. All notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be considered properly given if mailed by first class United States mail, postage prepaid, or by delivering the same in person to the intended addressee and mailed to Minnesota’s Community Development Corporation (MCDC) and its counsel. Mailed notices shall be effective upon deposit in the mail. Notice given in any other manner shall be effective only if and when received by the addressee.  For purposes of notice, the addresses of the Parties shall be as follows:

If to the Borrower:	Otter Tail Ag Enterprises, LLC 1220 North Tower Road Suite 201 Fergus Falls, MN 56537

With a copy to:	Pemberton, Sorlie, Rufer & Kershner, PLLP
110 North Mill Street
P.O. Box 866
Fergus Falls, MN 56538-0866

If to the County:	Otter Tail County 520 West Fir Avenue Fergus Falls, MN 56537

If to Trustee:	U.S. Bank National Association
as trustee for the holders of the $20,000,000
Otter Tail County, Minnesota Subordinate
Exempt Facility Revenue Bonds (Otter Tail
Ag Enterprises, LLC Ethanol Plant Project)
Series 2007
60 Livingston Avenue
St. Paul, Minnesota 55107

If to CDC:	Midwest Minnesota Community
Development Corporation
119 Graystone Plaza PO Box 623
Detroit Lakes, MN 56502
Attention: Julia Nelmark
Phone: 218-844-7019
Fax: 218-844-6345

With a copy to:	Future Unlimited Law PC P.O. Box 2776 Yelm, Washington 98597 Attention: Ruth Sparrow Telephone: (360) 458-1720 Facsimile: (360)458-2509

With a copy to:	Gislason & Hunter, LLP 2700 S. Broadway New Ulm, MN 56073 Telephone: (507) 354-3111 Facsimile: (507) 354-8447 Attention: C. Thomas Wilson

If to the Title Company:	First Minnesota Title & Abstract, LLC
101 E. Lincoln Avenue
Fergus Falls, MN 56537
Telephone: (218) 998-4880
Facsimile: (218) 998-4881
Attention: Brenda Daniels

If to the Lender:	AgStar Financial Services, PCA
1921 Premier Drive
PO Box 4249
Mankato, MN 56002-4249
Facsimile: (507) 344-5088
Attention: Ron Monson

With a copy to:	Gray Plant Mooty
1010 West St. Germain, Suite 600
St. Cloud, MN 56301
Telephone: (320) 22-4414
Facsimile: (320) 252-4482
Attention: Phillip L. Kunkel

provided, however, that any Party shall have the right to change its address for notice hereunder to any other location within the United States by giving thirty (30) days’ prior written notice to all other parties at the addresses set forth hereinabove.

Section 3.9  Exculpation. None of the Lender, CDC, the Trustee nor the Title Company, nor any of their respective officers, directors or employees shall be liable for any action taken or omitted by them, except for its or their own negligence, bad faith or willful misconduct; nor shall it or they be liable or responsible for the validity, enforceability, or sufficiency of any document furnished to them pursuant to Article II hereof, nor shall they be responsible for any representations or statement made in any of those documents. The Lender, CDC and the Trustee shall be entitled to rely upon advice of counsel concerning legal matters and upon any document or notice delivered to it hereunder which it believes to be genuine or to have been presented by a proper person. Any disbursements by the Lender, CDC, or Trustee of any Advance shall not be deemed to be an approval by it of any work performed on the Project or any materials furnished with respect thereto or a representation by it that the unused portion of the AgStar Loan, the CDC Loan, and Bond Proceeds is sufficient to pay remaining Project Costs.

Section 3.10 Effectiveness of Agreement. Notwithstanding the execution and delivery of this Agreement by the County and the Trustee, neither the County or the Trustee shall be bound by the terms and conditions of this Agreement unless and until the Abatement Bonds and the Solid Waste Facility Bonds have been sold and the Bond Documents executed and delivered to the County and Trustee, respectively.

IN WITNESS WHEREOF, the Borrower, the Lender, the County, the Trustee, CDC, the Title Company and the Disbursing Agent have caused this Agreement to be executed as of the date first above written.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE FOR

DISBURSING AGREEMENT

BY AND AMONG:

OTTER TAIL AG ENTERPRISES, LLC,

MMCDC NEW MARKETS FUND II, LLC,

U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00

Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG

Enterprises, LLC Ethanol Plant Project) Series 2007,

OTTER TAIL COUNTY, MINNESOTA,

FIRST MINNESOTA TITLE & ABSTRACT, LLC,

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: as of March 28, 2007

BORROWER:
OTTER TAIL AG ENTERPRISES, LLC,
a Minnesota limited liability company

/s/ Jerry Larson
By Jerry Larson
Its President

SIGNATURE PAGE FOR

DISBURSING AGREEMENT

BY AND AMONG:

OTTER TAIL AG ENTERPRISES, LLC,

MMCDC NEW MARKETS FUND II, LLC,

U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00

Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG

Enterprises, LLC Ethanol Plant Project) Series 2007,

OTTER TAIL COUNTY, MINNESOTA,

FIRST MINNESOTA TITLE & ABSTRACT, LLC,

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: as of March 28, 2007

CDC:
MMCDC NEW MARKETS FUND II, LLC
a Delaware limited liability company

By
Its

SIGNATURE PAGE FOR

DISBURSING AGREEMENT

BY AND AMONG:

OTTER TAIL AG ENTERPRISES, LLC,

MMCDC NEW MARKETS FUND II, LLC,

U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00

Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG

Enterprises, LLC Ethanol Plant Project) Series 2007,

OTTER TAIL COUNTY, MINNESOTA,

FIRST MINNESOTA TITLE & ABSTRACT, LLC,

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: as of March 28, 2007

TRUSTEE:
U.S. BANK, NATIONAL ASSOCIATION, as
Trustee for the holders of the $20,000,000.00
Otter Tail County, Minnesota, Subordinate
Exempt Facility Revenue Bonds (Otter Tail
AG Enterprises, LLC Ethanol Plant Project) Series 2007

/s/ Joanne Fischer
By Joanne Fischer
Its Vice President

SIGNATURE PAGE FOR

DISBURSING AGREEMENT

BY AND AMONG:

OTTER TAIL AG ENTERPRISES, LLC,

MMCDC NEW MARKETS FUND II, LLC,

U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00

Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG

Enterprises, LLC Ethanol Plant Project) Series 2007,

OTTER TAIL COUNTY, MINNESOTA,

FIRST MINNESOTA TITLE & ABSTRACT, LLC,

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: as of March 30, 2007

COUNTY:
OTTER TAIL COUNTY, a political subdivision
of the State of Minnesota

/s/ Dennis Mosher
By
Its Board Chair

/s/ Larry Krohn
And by
Its County Coordinator

SIGNATURE PAGE FOR

DISBURSING AGREEMENT

BY AND AMONG:

OTTER TAIL AG ENTERPRISES, LLC,

MMCDC NEW MARKETS FUND II, LLC,

U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00

Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG

Enterprises, LLC Ethanol Plant Project) Series 2007,

OTTER TAIL COUNTY, MINNESOTA,

FIRST MINNESOTA TITLE & ABSTRACT, LLC,

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: as of March 30, 2007

DISBURSING AGENT/TITLE COMPANY:
FIRST MINNESOTA TITLE & ABSTRACT, LLC,
a Minnesota limited liability company

/s/ Brenda K Daniels
By
Its President

SIGNATURE PAGE FOR

DISBURSING AGREEMENT

BY AND AMONG:

OTTER TAIL AG ENTERPRISES, LLC,

MMCDC NEW MARKETS FUND II, LLC,

U.S. BANK, NATIONAL ASSOCIATION, as Trustee for the holders of the $20,000,000.00

Otter Tail County, Minnesota, Subordinate Exempt Facility Revenue Bonds (Otter Tail AG

Enterprises, LLC Ethanol Plant Project) Series 2007,

OTTER TAIL COUNTY, MINNESOTA,

FIRST MINNESOTA TITLE & ABSTRACT, LLC,

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: as of March 28, 2007

LENDER:
AGSTAR FINANCIAL SERVICES, PCA,
a United States instrumentality

/s/ Ronnie Monson
By Ronnie Monson
Its Vice President